SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 31, 2007 (October 26, 2007)

T-3 ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-19580 (Commission File Number)	76-0697390 (I.R.S. Employer Identification No.)
7135 Ardmore
Houston, Texas 77054
(Address of principal executive offices) (zip code)

(713) 996-4110
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 2.03. Creation of a Direct Financial Obligation
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Stock Purchase Agreement
Stock Purchase Agreement
Second Amended and Restated Credit Agreement
Press Release

 Item 1.01.    Entry into a Material Definitive Agreement
     On October 30, 2007, T-3 Energy Services, Inc. (the “Company”) issued a press release announcing that on October 29, 2007, it entered into a Stock Purchase Agreement (the “EEC Agreement”) with Energy Equipment Corporation (“EEC”), Energy Equipment Group, Inc. (“EEG”), and the stockholders of EEG to acquire all of the outstanding stock of EEC, and a Stock Purchase Agreement (the “HP&T Agreement”) with HP&T Products, Inc. (“HP&T”) and the stockholders of HP&T to acquire all of the outstanding stock of HP&T. The acquisitions subsequently closed on October 30, 2007.
     Under the terms of the EEC Agreement, the purchase price for all of the outstanding stock of EEC on a debt-free basis was $66,833,200 along with the reimbursement of certain capital expenditures of up to $4,000,000. The purchase price is subject to a post-closing purchase price adjustment based on the consolidated net working capital of EEC as of the closing. A portion of the purchase price in the amount of $3,400,000 will be held in escrow for a period of one year following the closing of the acquisition to satisfy (i) certain indemnification claims that may arise and (ii) any purchase price shortfall after completion of the post-closing net working capital adjustment. An additional portion of the purchase price in the amount of $10,300,000 will be set aside in a separate account in the name of EEG for a period of 18 months from the closing of the acquisition to satisfy certain indemnification claims. The Company will also pay an annual royalty payment to the stockholders of EEG based upon the revenue associated with certain intellectual property for a period of 15 years beginning with the calendar year ended December 31, 2008. The royalty payment will be paid annually and will be equal to (i) one percent of annual revenue in excess of $25 million but less than $100 million (ii) plus one-half percent of annual revenue in excess of $100 million related to this intellectual property. The consideration paid was funded with cash on hand and the new senior credit facility described in Item 2.03 of this Form 8-K. The EEC Agreement contains customary representations and warranties and covenants by each of the parties. In connection with the EEC acquisition, the Company also entered into two employment agreements with certain key employees of EEC.
     Under the terms of the HP&T Agreement, the purchase price for all of the outstanding stock of HP&T on a cash-free and debt-free basis was $25,600,000. The purchase price is also subject to a post-closing purchase price adjustment based on the consolidated net working capital of HP&T as of the closing. The consideration paid was funded with cash on hand and the new senior credit facility described in Item 2.03 of this Form 8-K. The HP&T Agreement also contains an option for the Company to purchase certain complementary assets of the sellers in India within 210 days of the effective date of the HP&T Agreement. The HP&T Agreement also contains customary representations and warranties and covenants by each of the parties. In connection with the HP&T acquisition, the Company also entered into one employment agreement with a key employee of HP&T.
     The foregoing descriptions of the EEC Agreement and HP&T Agreement are qualified in their entirety by reference to the full text of the EEC Agreement and HP&T Agreement, which are attached as Exhibit 2.1 and Exhibit 2.2 to this Form 8-K and incorporated herein by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets
     The information included under Item 1.01 of this Form 8-K, including Exhibit 2.1 and Exhibit 2.2, is incorporated by reference under this Item 2.01.
Item 2.03. Creation of a Direct Financial Obligation
     On October 26, 2007, the Company amended and restated its senior credit facility with Wells Fargo Bank, National Association, Comerica Bank, DnB NOR Bank ASA, JPMorgan Chase Bank, N.A., and Royal Bank of Canada (the “Credit Agreement”). The Credit Agreement provides for a $180 million revolving line of credit, maturing October 26, 2012, that can increase by up to $70 million (not to exceed a total commitment of $250 million) with the approval of the senior lenders. The Credit Agreement includes a U.S swing line subfacility up to $25 million, a Canadian swing line subfacility up to $5 million, a U.S. letter of credit subfacility up to $50 million, and a Canadian letter of credit subfacility up to $5 million. The aggregate principal amount outstanding of all U.S. swing line advances, U.S. revolving credit advances and U.S. letters of credit may at no time exceed the aggregate U.S. revolving credit commitment of $175 million. The aggregate principal amount outstanding of all Canadian swing line advances, Canadian advances and Canadian letters of credit may at no time exceed the aggregate Canadian commitment of $5 million. The applicable interest rate of the Credit Agreement is governed by the Company’s leverage ratio and ranges from the Base Rate (as defined in the Credit Agreement) to the Base Rate plus 1.25% or LIBOR plus 1.00% to LIBOR plus 2.25%. The Credit Agreement provides, among other covenants and restrictions, that the Company comply with the following financial covenants: a minimum interest coverage ratio, a maximum leverage ratio, and a limitation on capital expenditures. The Credit Agreement is collateralized by substantially all of the Company’s assets.
     The foregoing description of the Credit Agreement is qualified in its entirety by reference to the full text of the Credit Agreement, which is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired
        The financial statements required by this item are not being filed herewith. It will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(b)	Pro Forma Financial Information
        The pro forma financial information required by this item is not being filed herewith. It will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(d)	Exhibits
2.1	Stock Purchase Agreement by and among T-3 Energy Services, Inc., Energy Equipment Corporation, Energy Equipment Group, Inc. and the Stockholders of Energy Equipment Group, Inc. dated as of October 29, 2007
2.2	Stock Purchase Agreement by and among T-3 Energy Services, Inc., HP&T Products, Inc., Federal International (2000) Ltd, George Anderson, Vijay Chatufale and Joe Gruba dated as of October 29, 2007
10.1	Second Amended and Restated Credit Agreement dated as of October 26, 2007, among T-3 Energy Services, Inc. as U.S. Borrower, T-3 Energy Services (formerly known as T-3 Oilco Energy Services Partnership) as Canadian Borrower, Wells Fargo Bank, National Association as U.S. Administrative Agent, U.S. Issuing Lender and U.S. Swingline Lender, and as Lead Arranger, Comerica Bank as Canadian Administrative Agent, Canadian Issuing Lender and Canadian Swingline Lender, and the Lenders
99.1	Press Release dated October 30, 2007

SIGNATURES
  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-3 ENERGY SERVICES, INC.

Date:	October 31, 2007	By:	/s/ Michael T. Mino
Michael T. Mino
Chief Financial Officer and
Vice President

EXHIBIT INDEX

Exhibit No.	Description
2.1	Stock Purchase Agreement by and among T-3 Energy Services, Inc., Energy Equipment Corporation, Energy Equipment Group, Inc. and the Stockholders of Energy Equipment Group, Inc. dated as of October 29, 2007

2.2	Stock Purchase Agreement by and among T-3 Energy Services, Inc., HP&T Products, Inc., Federal International (2000) Ltd, George Anderson, Vijay Chatufale and Joe Gruba dated as of October 29, 2007

10.1	Second Amended and Restated Credit Agreement dated as of October 26, 2007, among T-3 Energy Services, Inc. as U.S. Borrower, T-3 Energy Services (formerly known as T-3 Oilco Energy Services Partnership) as Canadian Borrower, Wells Fargo Bank, National Association as U.S. Administrative Agent, U.S. Issuing Lender and U.S. Swingline Lender, and as Lead Arranger, Comerica Bank as Canadian Administrative Agent, Canadian Issuing Lender and Canadian Swingline Lender, and the Lenders

99.1	Press Release dated October 30, 2007